UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2021

FOCUS FINANCIAL PARTNERS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38604	47-4780811
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

875 Third Avenue, 28th Floor
New York, NY 10022
(Address of principal executive offices)
(Zip Code)

(646) 519-2456
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	FOCS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 25, 2021, Focus Financial Partners, LLC (“Focus LLC”), a subsidiary of Focus Financial Partners Inc. (the “Company”), Royal Bank of Canada, as term administrative agent and collateral agent under that certain First Lien Credit Agreement, dated as of July 3, 2017 (as amended, the “Credit Agreement”), each lender party thereto, and the lead arrangers and bookrunners party thereto entered into Amendment No. 7 to First Lien Credit Agreement (the “Seventh Amendment”). The Seventh Amendment provides for $500.0 million of new first lien term loan (“Term Loan”) commitments. The new Term Loan commitments have the same annual interest rate and other terms and conditions as the existing Term Loan commitments under the Credit Agreement. The proceeds of the new Term Loan will be used to repay outstanding borrowings under the Company’s first lien revolving credit facility (the “First Lien Revolver”) and for future acquisitions to expand the Company’s partnership. There will be no change to the existing terms of the First Lien Revolver as a result of the reduction in outstanding borrowings.

The foregoing description of the Seventh Amendment is not complete and is qualified in its entirety by reference to the full text of the Seventh Amendment, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference as if fully set forth herein.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
10.1	Amendment No. 7 to First Lien Credit Agreement, dated as of January 25, 2021, among Focus Financial Partners, LLC, Royal Bank of Canada, as term administrative agent and collateral agent, each lender party thereto, and the lead arrangers and bookrunners party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOCUS FINANCIAL PARTNERS INC.

By:	/s/ J. Russell McGranahan
J. Russell McGranahan
General Counsel

Dated: January 25, 2021

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